Financial instruments	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
Financial instruments [Text Block]
17.	Financial instruments
Fair value

IFRS 13 Fair Value Measurement provides a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs are those that reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s assumptions with respect to how market participants would price an asset or liability. These two inputs used to measure fair value fall into the following three different levels of the fair value hierarchy:

Level 1	Quoted prices in active markets for identical instruments that are observable.
Level 2	Quoted prices in active markets for similar instruments; inputs other than quot3ed prices that are observable and derived from or corroborated by observable market data.
Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable.
The hierarchy requires the use of observable market data when available.

The Company has classified cash and cash equivalents as Level 1. The marketable securities and loan payable have been classified as Level 2. The Fluorinov contingent consideration in other liabilities has been classified as Level 3. The fair value of the contingent consideration increases as the time to the expected milestones decreases assuming the probability of achieving the milestones remains unchanged.

Cash and cash equivalents, marketable securities, amounts receivable, accounts payable and accrued liabilities, and other current liabilities, due within one year, are all short-term in nature and, as such, their carrying values approximate fair values. Marketable securities, which primarily include GICs held by the Company, are valued at amortized cost.

Risks

The Company has exposure to credit risk, liquidity risk, interest rate risk and currency risk. The Company’s board of directors has overall responsibility for the establishment and oversight of the Company’s risk management framework. The Audit Committee of the board of directors is responsible for reviewing the Company’s risk management policies.

(a)	Credit risk

Credit risk is the risk of financial loss to the Company if a counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Company’s cash and cash equivalents, marketable securities and amounts receivable. The carrying amount of these financial assets represents the maximum credit exposure. The Company follows an investment policy to mitigate against the deterioration of principal and to enhance the Company’s ability to meet its liquidity needs. Cash is on deposit with major Canadian chartered banks and the Company invests in high-grade short-term instruments.

(b)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company is a development stage company and is reliant on external fundraising to support its operations. Once funds have been raised, the Company manages its liquidity risk by investing in cash and short-term instruments to provide regular cash flow for current operations. It also manages liquidity risk by continuously monitoring actual and projected cash flows. The board of directors reviews and approves the Company’s operating and capital budgets, as well as any material transactions not in the ordinary course of business.

(c)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company holds its cash in bank accounts or high-interest savings accounts that have a variable rate of interest. The Company manages its interest rate risk by holding highly liquid short-term instruments and by holding its investments to maturity, where possible. The Company earned interest income for the years ended December 31, 2018 and 2017 of $1,084 and $722, respectively. Therefore, a 100 basis points change in the average interest rate for the years ended December 31, 2018 and 2017 would have a net impact on finance income of $11 and $7, respectively.

(d)	Currency risk

The Company is exposed to currency risk related to the fluctuation of foreign exchange rates and the degree of volatility of those rates. Currency risk is limited to the portion of the Company’s business transactions denominated in currencies other than the Canadian dollar, which are primarily expenses in U.S. dollars. As at December 31, 2018 and 2017, the Company held U.S. dollar cash and cash equivalents and marketable securities in the amount of U.S. $30,208 and U.S. $58,627, and had U.S. dollar denominated accounts payable and accrued liabilities in the amount of U.S. $7,404 and U.S. $6,778, respectively. Therefore, a 1% change in the foreign exchange rate would have a net impact on finance costs as at December 31, 2018 and December 31, 2017 of $296 and $673, respectively.

U.S. dollar expenses for the years ended December 31, 2018 and 2017 were approximately U.S. $18,050 and U.S. $15,040, respectively. Varying the U.S. exchange rate for the years ended December 31, 2018 and 2017 to reflect a 1% strengthening of the Canadian dollar would have decreased the net loss by approximately $234 and $199, respectively, assuming that all other variables remained constant.